UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22241
_________________

Partners Group Private Equity (Master Fund), LLC
(Exact name of registrant as specified in charter)
c/o Partners Group (USA) Inc.
450 Lexington Ave, 39th Floor
New York, NY 10017
(Address of principal executive offices) (Zip code)

Brooks Lindberg, CCO
450 Lexington Ave, 29th Floor
New York, NY 10017
(Name and address of agent for service)

registrant's telephone number, including area code: (919) 846-2324
__________

Date of fiscal year end: March 31
________

Date of reporting period: March 31, 2010
____________

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Financial Statements

For the Period from July 1, 2009 to March 31, 2010

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

For the Period from July 1, 2009 to March 31, 2010

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets, Liabilities and Members' Equity	3
Statement of Operations	4
Statements of Changes in Members' Equity	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to Financial Statements	8-13
Fund Management	14-15
Other Information	16

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC:

In our opinion, the accompanying statement of assets, liabilities, and members’ capital, including the schedule of investments, and the related statements of operations, of changes in members' equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Partners Group Private Equity (Master Fund), LLC (the "Fund") at March 31, 2010, and the results of its operations, the changes in its members’ capital, its cash flows and the financial highlights for the period July 1, 2009 (commencement of operations) through March 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2010 by correspondence with the portfolio funds, provides a reasonable basis for our opinion.

May 28, 2010

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)
Schedule of Investments - March 31, 2010

INVESTMENT TYPE AS A PERCENTAGE OF TOTAL MEMBERS' EQUITY - NET ASSETS

Percentages are as follows:

	Geographic Region [a]	Fair Value
Private Equity Investments (17.01%)
Direct Investments (3.53%)
Surgery Partners [c]	North America	$412,603
The Ambea Group [c]	Europe	582,365
Total Direct Investments (3.53%)		994,968

Secondary Investments (13.48%)
3i Europartners Vb, LP [b,c]	Europe	$423,683
Apollo Overseas Partners (Delaware) VII, LP [b,c]	North America	201,829
Ares Corporate Opportunities Fund III, LP [b,c]	North America	133,020
Baring Asia Private Equity Fund IV, LP [b,c]	Asia	426,460
Carlyle Partners V, LP [b,c]	North America	366,403
Duke Street Capital V, LP [b,c]	Europe	87,405
Duke Street Capital VI, LP [b,c]	Europe	552,348
Irving Place Capital Partners II, LP [b,c]	North America	152,992
Irving Place Capital Partners III, LP [b,c]	North America	569,253
Montagu III, LP [b,c]	Europe	329,631
Silver Lake Sumeru Fund, LP [b,c]	North America	183,713
Warburg Pincus Private Equity X, LP [b,c]	North America	377,890
Total Secondary Investments (13.48%)		3,804,627

Total Investments in Private Equity Investments (Cost $3,249,881) (17.01%)		4,799,595

Short-Term Investments (81.29%)

UMB Bank Money Market Fiduciary		22,933,992
Total Short-Term Investments (Cost $22,933,992) (81.29%)		22,933,992

Total Investments (Cost $26,183,873) (98.30%)		27,733,587

Other Assets in Excess of Liabilities (1.70%)		480,167

Members' Equity (100.00%)		$28,213,754

[a]	Geographic region is based on where a Private Equity Investment is headquartered and may be different from where such Private Equity Investment invests or operates.

[b]	Non-income producing.

[c]	Investments are issued in private placement transactions and as such are restricted as to resale.

Total cost and fair value of restricted portfolio funds as of March 31, 2010 was $3,249,881 and $4,799,595, respectively.

The accompanying notes are an integral part of these Financial Statements.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statement of Assets, Liabilities and Members' Equity - March 31, 2010

Assets
Private Equity Investments, at fair value (cost $3,249,881)	$4,799,595
Short-term investments, at fair value (cost $22,933,992)	22,933,992
Cash	13,415
Cash denominated in foreign currencies (cost $668,157)	669,147
Interest receivable	3,052
Receivable from distribution proceeds	2,287
Prepaid assets	44,138

Total Assets	$28,465,626

Liabilities
Management fee payable	$55,847
Professional fees payable	110,095
Organizational fees payable	47,702
Managers' fees payable	22,500
Accounting and administration fees payable	7,583
Custodian fees payable	6,300
Other expenses payable	1,845

Total Liabilities	251,872

Members' Equity	$28,213,754

Members' Equity consists of:
Members' capital paid-in	26,856,009
Accumulated net investment loss	(311,113)
Accumulated net realized gain	118,154
Accumulated net unrealized appreciation on investments and foreign currency translation	1,550,704

Total Members' Equity	$28,213,754

The accompanying notes are an integral part of these Financial Statements.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statement of Operations
Period from Commencement of Operations - July 1, 2009 through March 31, 2010

Investment Income
Dividends	$2,641
Interest	102,862

Total Investment Income	105,503

Operating Expenses
Management fee	128,636
Professional fees	152,353
Organizational fees	104,818
Managers' fees	67,500
Accounting and administration fees	55,875
Insurance expense	14,250
Custodian fees	7,297
Other expenses	5,717
Total Operating Expenses	536,446

Expense Waivers	(119,830)

Total Net Operating Expenses	416,616

Net Investment Loss	(311,113)

Net Realized Gain and Change in Unrealized Appreciation on Investments and Foreign Currency

Net realized gain from investments	935
Net realized gain on foreign currency contracts	5,884
Net realized gain distributions from underlying funds	111,335
Net change in accumulated unrealized appreciation on:
Investments	1,549,714
Foreign currency translation	990

Net Realized Gain and Change in Unrealized Appreciation on Investments and Foreign Currency	1,668,858

Net Increase in Members' Equity from Operations	$1,357,745

The accompanying notes are an integral part of these Financial Statements.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statement of Changes in Members' Equity
Period from Commencement of Operations - July 1, 2009 through March 31, 2010

			Total
	Adviser's	Members'	Members'
	Equity	Equity	Equity

Members' Equity at July 1, 2009	$-	$-	$-
Capital contributions	-	26,910,000	26,910,000
Capital withdrawals	-	(53,991)	(53,991)
Net investment loss	-	(311,113)	(311,113)
Net realized gain from investments	-	935	935
Net realized gain on foreign currency contracts	-	5,884	5,884
Net realized gain distributions from Private Equity Investments	-	111,335	111,335
Net change in accumulated unrealized appreciation on investments and foreign currency translation	-	1,550,704	1,550,704
Adviser's Incentive Allocation from July 1, 2010 to March 31, 2010	135,777	(135,777)	-

Members' Equity at March 31, 2010	$135,777	$28,077,977	$28,213,754

The accompanying notes are an integral part of these Financial Statements.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Statement of Cash Flows
Period from Commencement of Operations - July 1, 2009 through March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$1,357,745
Adjustments to reconcile Net Increase in Members' Equity from Operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on investments	(1,549,714)
Net change in accumulated unrealized appreciation from foreign currency translation	(990)
Purchases of Private Equity Investments	(3,431,513)
Proceeds from redemptions of Private Equity Investments	181,632
Net (purchases) sales of short-term investments	(22,933,992)
Proceeds from distributions	(2,287)
Increase in dividends and interest receivable	(3,052)
Increase in prepaid assets	(44,138)
Increase in management fee payable	55,847
Increase in organizational fees payable	47,702
Increase in professional fee payable	110,095
Increase in directors fees payable	22,500
Increase in accounting and administration fees payable	7,583
Increase in custodian fees payable	6,300
Increase in other expenses payable	1,845
Net Cash Used in Operating Activities	(26,174,437)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' capital contributions	26,910,000
Proceeds from Members' capital withdrawals	(53,991)

Net Cash Provided by Financing Activities	26,856,009

Net change in cash and cash equivalents	681,572

Cash and cash equivalents at beginning of period	-

Cash and Cash Equivalents at End of Period	$681,572

The accompanying notes are an integral part of these Financial Statements.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)
Financial Highlights

Period from Commencement of
Operations - July 1, 2009 through
March 31, 2010

Total Return Before Incentive Allocation(1) (2)	4.30%

Total Return After Incentive Allocation(1) (2)	3.80%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000's)	28,214

Net investment loss to average net assets, excluding Incentive Allocation(3)	(3.02)%
Ratio of gross expenses to average net assets, excluding Incentive Allocation(3) (4) (5)	4.96%
Incentive Allocation to average net assets(2)	0.99%
Ratio of gross expenses and Incentive Allocation to average net assets(3) (4) (5)	5.95%
Expense waivers to average net assets(3)	(1.16)%
Ratio of net expenses and Incentive Allocation to average net assets(3)(5)	4.79%
Ratio of net expenses to average net assets, excluding Incentive Allocation(3)(5)	3.79%
Portfolio turnover (2)	13.05%

(1)
Total investment return based on per unit net asset value reflects the changes in net asset value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(2)	Not annualized.
(3)	Annualized.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by management.
(5)	The organizational fees and Incentive Allocation are not annualized for the ratio calculation.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2010

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) was organized as a limited liability company under the laws of the State of Delaware on August 4, 2008 and commenced operations on July 1, 2009. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended.  A Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Master Fund.  To the fullest extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, any committee of such board, or the Adviser.  The objective of the Master Fund is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments.

2. Significant Accounting Policies

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Master Fund’s accounting and reporting policies conform with generally accepted accounting principles within the United States (“U.S. GAAP”).

b. Cash

Cash includes short-term interest bearing deposit accounts.  At times, such deposits may be in excess of federally insured limits.  The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c. Valuation of Investments

Investments held by the Master Fund include both direct private equity investments and investments in portfolio funds (collectively, “Private Equity Investments”).

•
The Master Fund will value interests in Private Equity Investments at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board. Private Equity Investments are subject to the terms of their respective offering documents.  Valuations of Private Equity Investments may be subject to estimates and are net of management and performance incentive fees or allocations that may be payable pursuant to such offering documents.  If the Adviser determines that the most recent value reported by a Private Equity Investment does not represent fair value or if a Private Equity Investment fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The Master Fund has adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in investment companies that have calculated net asset value in accordance with the specialized accounting guidance for investment companies. Accordingly, in circumstances in which net asset value of an investment in an investment company is not determinative of fair value, the Master Fund estimates the fair value of such investment using the net asset value of the investment (or its equivalent) without further adjustment, if the net asset value of the investment is determined in accordance with the specialized accounting guidance for Investment Companies as of the reporting entity's measurement date. The adoption of this guidance does not have a material effect on the financial statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2010 (continued)

2. Significant Accounting Policies (continued)

d. Foreign Currency Translation

The books and records of the Master Fund are maintained in U.S. dollars.  Generally, assets and liabilities are denominated in non-U.S. currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates.  The Master Fund currently has five investments denominated in Euros.  The Master Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

e. Investment Income

The Master Fund will initially record distributions of cash or in-kind securities at fair value from Private Equity Investments based on the information from distribution notices when distributions are received. Thus, the Master Fund would recognize within the Statement of Operations its share of realized gains or (losses) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions, from managers of the Private Equity Investments. Unrealized depreciation on investments, within the Statement of Operations, includes the Master Fund’s share of unrealized gains and losses, realized undistributed gains, and the Master Fund’s share of undistributed net investment income or (loss) from Private Equity Investments for the relevant period.

f. Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; managers’ fees; and expenses of meetings of the Board.

g. Organization and Offering Expenses

Costs incurred in connection with the organization of the Master Fund were $140,291 of which $62,721 were waived on behalf of the Master Fund by the Adviser and will not be borne by the Master Fund.  The remaining $77,570 will be amortized on a straight-line basis over the first twelve months of operations.

h. Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax.  For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund’s profit and loss.

The Master Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions Financial Accounting Standards Board- Accounting for Uncertainty in Income Taxes, which required the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.   The Adviser has determined that there was no effect on the financial statements from the Master Fund's adoption of this authoritative guidance.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2010, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2010 forward.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2010 (continued)

2. Significant Accounting Policies (continued)

i. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results could differ from those estimates.

 3. Fair Value Measurements

In January 2010, the FASB issued Improving Disclosures about Fair Value Measurements which clarifies existing disclosure and requires additional disclosures regarding fair value measurements.  Effective for interim and annual reporting periods beginning after December 31, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers.  Effective for fiscal years beginning after December 31, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.  Management continues to evaluate the application of Improving Disclosure about Fair Value Measurements to the Master Funds, and is not in a position at this time to evaluate the significance of its impact, if any on the Master Fund’s financial statements.

As required by Fair Value Measurements, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or of the investments were liquidated at the valuation date.  Fair Value Measurements established a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

•     Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date.  The type of investment included in Level I include marketable securities that are primarily traded on a securities exchange or over-the-counter.   The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such day, the mean between the closing bid and ask prices on such day.  As required by ASC 820-10, the Master Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Master Fund holds a large position and a sale could reasonably impact the quoted price.

•     Level 2 – Pricing inputs are other than quoted prices in active markets (i.e. Level I pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data.  Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities.  The fair value of legally restricted equity securities is generally may be discounted depending on the likely impact of the restrictions on liquidity and Adviser’s estimates.

•     Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.  The inputs into the determination of fair value require significant management judgment or estimation.  Investments that are included in this category generally include equity investments that are privately owned, as well as convertible notes and warrants that are not actively traded.  The fair value for investment using Level III pricing inputs are based on Adviser’s estimates which consider a combination of various performance measurements including the timing of the transaction, the market in which the company operates, comparable market transactions, company performance and projections and various performance multiples as applied to EBITDA or a similar measure of earnings for the latest reporting period and forward earnings, as well as discounted cash flow analysis. When the inputs used to measure fair value may fall into different levels of the fair value hierarchy, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2010 (continued)

3. Fair Value Measurements (continued)

Due to the inherent uncertainty of valuations, estimates values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Investments	Level 1	Level 2	Level 3	Total
Direct Investments	$-	$-	$994,968	$994,968
Secondary Investments	$-	$-	$3,804,627	$3,804,627
Short-Term Investment	22,933,992	-	-	22,933,992
Total	$22,933,992	$-	$4,799,595	$27,733,587

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments
Balance as of July 1, 2009	$-
Realized gain (loss)	-
Net change in unrealized appreciation/depreciation	1,549,714
Net purchases (sales)	3,249,881
Net transfers in or out of Level 3	-
Balance as of March 31, 2010	$4,799,595

The amount of the net change in unrealized appreciation/depreciation for the period ended March 31, 2010 relating to investments in Level 3 assets still held at March 31, 2010 is $1,549,714, which is included as a component of net change in unrealized appreciation on investments in Private Equity Investments.

4. Allocation of Members’ Capital

Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased, (4) the day on which interests are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

5.  Subscription and Repurchase of Members’ Interests

Interests will generally be offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.  The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board.  In determining whether the Master Fund should offer to repurchase interests, the Board will consider the recommendation of the Adviser, as well as a variety of other operational, business and economic factors.  The Adviser anticipates recommending to the Master Fund Board that, under normal market circumstances, the Master Fund conduct repurchase offers quarterly on or about each January 1st, April 1st, July 1st and October 1st.  The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but currently expects to reinvest substantially all income and gains allocable to the Members.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2010 (continued)

6. Management Fees, Incentive Allocation, and Related Party Transactions

The Adviser is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the "Investment Management Agreement"). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program.

In consideration for such services, the Master Fund pays the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  For the period from July 1, 2009 to January 31, 2010, the Adviser voluntarily waived all management fees of the Master Fund which totaled $72,789.

In addition, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each person that has invested in Interests over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) will be debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund maintained solely for the purpose of being allocated the Incentive Allocation.

The Master Fund will maintain a memorandum account for each Member that has invested in Interests (each, a “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each Allocation Period of the Master Fund by the amount of the relevant Member’s allocable share of the net losses of the Master Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such Member’s allocable share of the net profits of the Master Fund for the Allocation Period. The Incentive Allocation will be calculated and charged to each Member as of the end of each Allocation Period. The Allocation Period with respect to a Member whose Interest in the Master Fund is repurchased or is transferred in part shall be treated as ending only with respect to the portion of Interests so repurchased or transferred, and only the net profits of the Master Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s capital account amount being so repurchased or transferred) will be taken into account in determining the Incentive Allocation for the Allocation Period then ending, and the Member’s Loss Recovery Account shall not be adjusted for such Member’s allocable share of the net losses of the Master Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred. For the period from July 1, 2009 to March 31, 2010 the Adviser received an Incentive Allocation of $135,777.

Each member of the Board who is not an “interested person” of the Master Fund (the “Independent Board”), as defined by the 1940 Act, receives a fee of $35,000 per year, plus a one-time start-up bonus of $5,000 in connection with the establishment of the Master Fund. In addition, the Master Fund will pay an additional fee of $10,000 per year (i) to the Chairman of the Board and to the Chairman of the Audit Committee.  All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

7. Accounting, Administration, and Custodial Agreement

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays UMB Fund Services, Inc. (the “Administrator”) a monthly administration fee based on the month-end net asset value of the Master Fund, subject to certain minimums.  The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost.  For the period ended March 31, 2010, the total administration fee was $55,875.

UMB Bank, N.A. serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund.

8. Investment Transactions

Total purchases of Private Equity Investments for the period ended March 31, 2010 amounted to $3,431,513. Total distribution proceeds from redemptions of Private Equity Investments for the period ended March 31, 2010 amounted to $181,632. The cost of investments in Private Equity Investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Private Equity Investments. The Master Fund relies upon actual and estimated tax information provided by the Private Equity Investments as to the amounts of taxable income allocated to the Master Fund as of March 31, 2010.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2010 (continued)

9. Indemnification

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications.  The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Commitments

As of March 31, 2010, the Master Fund had contributed 36% or $3,342,194 of the total of $9,229,856 in capital commitments to the Private Equity Investments.

11.  Risk Factors

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private equity companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years.  The Master Fund may have a concentration of investments, as permitted by the private placement offering memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner.

Interests in the Master Fund provide limited liquidity since Members will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

A further discussion of the risks associated with an investment in the Master Fund can be found by referencing the Confidential Private Placement Memorandum and Statement of Additional Information.

12.  Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2010 is set forth below.  The Master Fund’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE MASTER FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 450 Lexington Avenue 39th Floor New York, NY 10017	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	3
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 450 Lexington Avenue 39th Floor New York, NY 10017	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-Present); Director, The General Electric Company (2002-Present); Anne and Elmer Lindseth Dean, S.C. Johnson Graduate School of Management at Cornell University (1997-2007).	3

INTERESTED MANAGERS AND OFFICERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE MASTER FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER
Urs Wietlisbach Year of Birth: 1961 c/o Partners Group (USA) Inc. 450 Lexington Avenue 39th Floor New York, NY 10017	Manager	Since Inception	Partner, Partners Group (1996-Present). Director, Partners Group Holding (AG) (1996-Present)	3

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Fund Management (unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE MASTER FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGERS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGERS OR OFFICER
Scott Higbee Year of Birth:1973 c/o Partners Group (USA) Inc. 450 Lexington Avenue 39th Floor New York, NY 10017	President	Since Inception	Partner, Partners Group (2006-Present); Partners Group (2001-Present); Senior Associate; PricewaterhouseCoopers LLP (1997-1999); Director, Partners Group (USA), Inc. (2006-Present); Director, Partners Group Real Estate LLC (2007-Present).	3

Robert Collins Year of Birth:1976 c/o Partners Group (USA) Inc. 450 Lexington Avenue 39th Floor New York, NY 10017	Chief Financial Officer	Since Inception	Vice President, Partners Group (2008-Present); Partners Group (2005-Present); Corporate Strategic Planning/M&A, Pfizer, Inc. (2004); Associate Director, UBS Warburg LLC/PaineWebber (1998-2003).	3

Brooks Lindberg Year of Birth:1972 c/o Partners Group (USA) Inc. 450 Lexington Avenue 39th Floor New York, NY 10017	Chief Compliance Officer	Since Inception	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Paradigm Properties (1998-2000); Director, Partners Group (USA), Inc. (2008-Present); Director, Partners Group Real Estate LLC (2008-Present).	3

Joshua B. Deringer Year of Birth: 1974 One Logan Square, Ste 2000 Philadelphia, PA 19103-6996	Secretary	Since Inception	Partner, Drinker Biddle & Reath LLP (2009-Present); Drinker Biddle & Reath LLP (2001-Present).	3

Partners Group Private Equity (Master Fund), LLC
(a Delaware Limited Liability Company)

Other Information (unaudited)

Proxy Voting

The Master Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Master Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1-877-591-4656 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Master Fund’s Form N-Q will be available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Submission of Matters to a Vote of Members

A Special Meeting of the Members of the Master Fund was held March 30, 2010 to consider the proposal described below.  The proposal was approved.  The results of the voting at the Special Meeting are as follows.

		Votes For	% of Outstanding Shares	% of Shares Voted
1	Approval of Amendments to the Master Fund's Investment Management Agreement
	Affirmative	100%	100%	100%
	Against	0%	0%	0%
	Abstain	0%	0%	0%

ITEM 2. CODE OF ETHICS.

     (a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
This is the Registrant’s first year of operations; therefore, there are no fees from the prior fiscal year:

     (a)  The  aggregate  fees billed for the last fiscal year for professional  services  rendered by the principal  accountant  for the audit of the registrant's annual financial statements or services that are normally  provided by the accountant in connection  with statutory and  regulatory  filings or  engagements for that fiscal year are $21,667.

Audit-Related Fees
     (b)  The aggregate fees billed in the last fiscal year for assurance and related  services by the principal  accountant  that are reasonably related to the performance of the audit of the registrant's financial  statements and are not reported under paragraph (a) of this Item are $0 for 2010.  The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees
     (c)  The  aggregate  fees  billed in the last fiscal year for professional  services  rendered by the principal  accountant  for tax compliance,  tax advice,  and tax planning are $0 for 2010.

All Other Fees
     (d)  The  aggregate  fees  billed in the last fiscal year for products and services provided by the principal accountant, other than the services  reported in paragraphs  (a) through (c) of this Item are $0 for 2010.

  (e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

  (e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                        (b) 0%

                        (c) 0%

                        (d) 0%

     (f)  The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than fifty percent.

     (g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the  registrant  for each of the last two fiscal  years of the registrant was $0.

     (h)  The  registrant's  audit  committee of the board of managers has considered whether the  provision  of  non-audit services that were rendered to the  registrant's  investment  adviser (not  including any sub-adviser  whose  role  is  primarily  portfolio  management  and is subcontracted with or overseen by another investment adviser), and any entity  controlling, controlled by, or under common control with the investment  adviser that provides ongoing  services to the registrant that were not  pre-approved  pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible  with  maintaining  the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC,  and Partners Group Private Equity (TEI), LLC (the “Funds”) are clients of Partners Group (USA) Inc. (the “Adviser”).  All proxy voting responsibilities of the Funds are performed by the Adviser, with the assistance of administrator of the Funds.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by each Fund for which it serves as adviser, and the Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Managers.

The Adviser acts as fiduciary in relation to the portfolios of the Funds and any other clients that it may manage in the future and the assets entrusted by them to their management.  Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.  In voting these proxies, the Adviser may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  The Adviser will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by the Adviser.  The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, the Adviser must track all shareholder/interest holder meetings convened by companies whose shares are held in the Adviser client accounts, identify all issues presented to shareholder/interest holders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

In addition, the Adviser may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the Adviser’s established guidelines.  The Proxy Firm will promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below.  The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, the Adviser views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•
The Adviser will generally vote in support of management’s nominees for the board of directors; however, the Adviser may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	The Adviser will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•
Proposals may originate from either management or shareholder/interest holders, and among other things, may request revisions to the corporate bylaws that will affect shareholder/interest holder ownership rights.  The Adviser does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	The Adviser supports the following types of corporate structure and shareholder/interest holder rights proposals:
o	Management proposals for approval of stock/interest repurchase programs; stock splits (including reverse splits).
o	Authorization to increase shares outstanding.
o	The ability of shareholder/interest holders to vote on shareholder/interest holder rights plans (poison pills).
o	Shareholder/interest holder rights to eliminate or remove supermajority provisions.
o	Shareholder/interest holders’ rights to call special meetings and to act by written consent.
o	Shareholder/interest holders’ rights to call special meetings and to act by written consent.
•	The Adviser votes against management on the following items which have potentially substantial financial or best interest impact:

o
Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders which are contrary to the best interest of existing shareholder/interest holders.

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Establishment of classified boards of directors.
o	Reincorporation in a state which has more stringent anti-takeover and related provisions.
o
Shareholder/interest holder rights plans that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Excessive compensation.
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Adjournment of meeting to solicit additional votes.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis. The Adviser uses its discretion in order to maximize shareholder/interest holder value. The Adviser generally votes as follows:

o	Against offers with potentially damaging consequences for minority shareholder/interest holders because of illiquid stock/interest, especially in some non-US markets.
o	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds.
o	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

V.	Executive and Director Equity-Based Compensation

•
The Adviser is generally in favor of properly constructed equity-based compensation arrangements.  The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive.  However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholder/interest holders and may require a revision of certain business practices and policies.

•
The Adviser believes, however, that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management.  The Adviser believes it is inappropriate to use client assets to address socio-political issues.  Therefore, social and policy issues reflected in shareholder/interest holder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict.  As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously.  While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take.  The final decision about which course to follow shall be made by the Adviser’s Proxy Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may employ the services of a Proxy Firm, wholly independent of the Adviser, and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Adviser’s Proxy Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary.  In such situations, the Proxy Committee shall make a decision about the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of the Adviser’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not the Adviser’s, best interests.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

              The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Investment Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (Master Fund), LLC as of March 31, 2010:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member

Andreas Baumann	Senior Vice President	Since Inception	Senior Vice President, Partners Group (USA) Inc. (2003-Present).

Robert Collins	Vice President	Since Inception	Vice President, Partners Group (2008-Present); Partners Group (2005-Present); Corporate Strategic Planning/M&A, Pfizer, Inc. (2004); Associate Director, UBS Warburg LLC/PaineWebber (1998-2003).

Scott Essex	Senior Vice President	Since Inception	Senior Vice President, Partners Group (USA) Inc. (2008-Present); PG Zug (2007-2008); GE Capital (2004-2007).

Jennifer Haas	Vice President	Since Inception	Vice President, Partners Group (USA) Inc. (2006-Present); PG Zug (2005-2006.

Scott Higbee	President and Chief Executive Officer	Since Inception
Partner, Partners Group (2006-Present); Partners Group (2001-Present); Senior Associate; PricewaterhouseCoopers LLP  (1997-1999); Director, Partners Group (USA) Inc. (2006-Present); Director, Partners Group Real Estate LLC (2007-Present).

Adam Howarth	Vice President	Since Inception	Vice President, Partners Group (USA) Inc. (2008-Present); PG Zug (2007-2008); Credit Suisse Securities (USA) LLC (2007); HarbourVest Partners (2000-2005).

Brooks Lindberg	Chief Compliance Officer	Since Inception
Partner, Partners Group (2008-Present); Partners Group (2002-Present); Paradigm Properties (1998-2000); Director, Partners Group (USA) Inc. (2008-Present); Director, Partners Group Real Estate LLC (2008-Present).

 (a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

              The following table provides information about portfolios and accounts, other than the Partners Group Private Equity (Master Fund), LLC, for which the members of the Investment Committee of the Investment Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2010:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Andreas Baumann	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Two accounts with a value of $59.6 million
Robert Collins	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Two accounts with a value of $59.6 million
Scott Essex	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Two accounts with a value of $59.6 million
Jennifer Haas	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Two accounts with a value of $59.6 million
Scott Higbee	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Two accounts with a value of $59.6 million
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Two accounts with a value of $59.6 million
Brooks Lindberg	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Two accounts with a value of $59.6 million

          Potential Conflicts of Interests

     Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles.  Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees.  The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

              The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner.  To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is an employee owned limited liability company. The ownership structure is designed to motivate and retain employees. Current employees own a majority of Partners Group Holding.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4)    Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Investment Manager indirectly in the Master Fund as of March 31, 2010:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Not Applicable	None

(b)       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a)      The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Partners Group Private Equity (Master Fund), LLC

By (Signature and Title)* /s/ Scott Higbee
                            Scott Higbee, President &
                            Chief Executive Officer
                            (principal executive officer)

Date   June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Scott Higbee
                            Scott Higbee, President &
                            Chief Executive Officer
                            (principal executive officer)

Date   June 4, 2010

By (Signature and Title)* /s/ Robert Collins
                            Robert Collins, Chief Financial Officer
                            (principal financial officer)

Date   June 4, 2010

* Print the name and title of each signing officer under his or her signature.